UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2011

LIGHTYEAR NETWORK SOLUTIONS, INC.
 (Exact name of registrant as specified in Charter)

Nevada	000-32451	91-1829866
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

1901 Eastpoint Parkway
Louisville, Kentucky 40223
(Address of Principal Executive Offices)

502-244-6666
 (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  Unregistered Sales of Equity Securities.

On April 27, 2011, Lightyear Network Solutions, Inc. (the “Company”) did not meet the sixth milestone (“Milestone #6”) included in warrants (the “Milestone Warrants”) issued to investors (“Investors”) as part of equity units sold through a private offering (the “Private Placement”) between June 28, 2010 and September 29, 2010.  Milestone Warrants represent the right to purchase one share of Company common stock at an exercise price of $0.01 per share (subject to adjustments). The Company issued the Milestone Warrants in transactions previously disclosed on Current Reports on Form 8-K filed with the Securities and Exchange Commission on July 1, 2010, July 16, 2010, August 5, 2010 and October 7, 2010.

Milestone Warrants vest at such times as the Company fails to achieve certain stated financial or strategic targets (each a “Milestone,” and collectively, the “Milestones”). If the Company fails to meet a particular Milestone, the Milestone Warrant becomes immediately exercisable with respect to the number of shares associated with that Milestone.  Milestone #6 required the Company, no later than April 27, 2011, to file to list on NASDAQ Global or higher.

By their terms, Milestone Warrants which vest after January 31, 2011 are automatically exercised on a cashless basis, and, upon exercise, the Company must issue shares of Company common stock, $0.001 par value per share, related to such exercised warrants within 10 calendar days.  As a result of the Company’s failure to satisfy Milestone #6 and the vesting and exercise of Milestone Warrants related thereto, the Company will deliver certificates representing 445,576 shares of common stock to Investors no later than May 7, 2011.

As reported in the Company’s Current Reports on Form 8-K filed on March 1, 2011 and March 29, 2011, the Company issued 445,564 and 892,456 shares of common stock pursuant to the Milestone Warrants on February 26, 2011 and March 28, 2011, respectively.  Milestone #6 is the final Milestone.

The securities referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, based upon the following: (a) each Investor confirmed to the Company that it is an “accredited investor,” as defined in Rule 501 of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial, tax and business matters, and, in particular, investment in securities, so as to enable it to utilize the information made available to it in connection with the sale to evaluate the merits and risks of an investment in the securities and the Company and to make an informed investment decision with respect thereto, (b) there was no public offering or general solicitation with respect to the offering of the securities, (c) each Investor was provided with certain disclosure materials and all other information requested with respect to the Company, (d) each Investor acknowledged that all securities being acquired were being acquired solely for the Investor’s own account for investment only and that none of the securities may be sold, hypothecated or otherwise disposed of unless registered under the Securities Act and applicable state securities laws or an exemption from such registration is available and (e) a legend has been, or will be, placed on the certificates representing each such security stating that it was restricted and could only be transferred if subsequently registered under the Securities Act or transferred in a transaction exempt from registration under the Securities Act.

A form of Milestone Warrant is attached as Exhibit 4.3 to the Company’s Form 8-K dated July 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTYEAR NETWORK SOLUTIONS, INC.

Date: April 28, 2011	By:	/s/ Stephen M. Lochmueller
Stephen M. Lochmueller
President